NATIONWIDE MUTUAL FUNDS
Nationwide Alternatives Allocation Fund

Supplement dated June 24, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The information under the section “Portfolio Managers,” within the heading “Portfolio Management,” on page 5 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary Chropuvka	Managing Director and Head of Quantitative Investment Strategies – Customized Beta Strategies, GSAM	Since 2013
Matthew Hoehn	Vice President, GSAM	Since 2011
Amna Qaiser	Vice President, GSAM	Since 2012

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